SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

             _____________________________________

                           FORM 8 - K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

                Date of Report:  March 13, 2001

              ____________________________________

                           IBP, inc.

  Delaware Corporation            001-06085        42-0838666
 (state or other jurisdiction   (Commission      (IRS Employer
    of incorporation)           File Number)  Identification No.)


                     800 Stevens Port Drive
                    Dakota Dunes, SD  57049

               Telephone Number:  (605) 235-2061
            ____________________________________





Exhibits.
The exhibit index is contained on page 3 of this filing.
ITEM 5.   Other Events


           IBP previously issued press releases dated as of February 22, 2001 and January 26, 2001 addressing certain issues related to its DFG subsidiary, as well as certain issues raised by the Securities and Exchange Commission ("SEC") following its review of various filings made by the Company. These press releases were included as exhibits to the Company's Form 8-K filed on February 22, 2001, and are hereby incorporated by reference from pages 6-12 of the Form 8-K dated February 22, 2001. On March 13, 2001, the Company issued another press release announcing the Company's filing of amendments to its financials with the SEC. A copy of the March 13, 2001 press release is attached as an exhibit to this 8-K.


                      *   *   *   *   *   *


          Certain statements contained in this communication are "forward-looking statements", such as statements relating to future events and the proposed Tyson acquisition of IBP. These forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Among the factors that may cause actual results to differ materially from those expressed in, or implied by, the statements are the following: (i) including the Company's statements regarding the anticipated effect of the above-described restatements and adjustments and the expected filing date of the above-described amendments, (ii) the risk that IBP may not satisfactorily resolve its issue with the SEC to Tyson's satisfaction, (iii) the risk that Tyson and IBP will not successfully integrate their combined operations; (iv) the risk that Tyson and IBP will not realize estimated synergies; (v) unknown costs relating to the proposed transaction; (vi) risks associated with the availability and costs of financing, including cost increases due to rising interest rates; (vii) fluctuations in the cost and availability of raw materials, such as feed grain costs; (viii) changes in the availability and relative costs of labor and contract growers;
(ix) market conditions for finished products, including the supply and pricing of alternative proteins; (x) effectiveness of advertising and marketing programs; (xi) changes in regulations and laws, including changes in accounting standards, environmental laws, and occupational, health and safety laws;
(xii) access to foreign markets together with foreign economic conditions, including currency fluctuations; (xiii) the effect of, or changes in, general economic conditions; and (xiv) adverse results from on-going litigation. IBP undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.




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ITEM 7.   Financial Statements and Exhibits

(c)  Exhibits:

              The  exhibits  listed  below  are  furnished  in
          accordance   with  the  provisions  of  Item   601   of
          Regulation S-K.

          99(a)  Press Release dated March 13, 2001 discussing
                 IBP's intent to file amended financial
                 statements with the SEC.














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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       IBP, inc.


Date:  March 13, 2001                     By: /s/ Larry Shipley
                                              --------------------
                                              Larry Shipley

















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                        INDEX TO EXHIBITS



Exhibit Number In Rule
(Referenced to sequential
numbering system in Item
601 of Regulation S-K)      Description of Exhibit       Page Number
-------------------------  --------------------------    -----------
    99(a)                   Additional Exhibits -
                               Press  Release             6   -   8
                             date March 13, 2001




















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